EXHIBIT A

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock of Conatus Pharmaceuticals, Inc. and further agree that this agreement be included as an exhibit to such filing. Each party to the agreement expressly authorizes each other party to file on its behalf any and all amendments to such statement. Each party to this agreement agrees that this joint filing agreement may be signed in counterparts.

In evidence whereof, the undersigned have caused this Agreement to be executed on their behalf this 5th day of February, 2018.

MPM BIOVENTURES IV-QP, L.P.		MPM BIOVENTURES IV GMBH & CO. BETEILIGUNGS KG

By:	MPM BioVentures IV GP LLC,	By:	MPM BioVentures IV GP LLC,
	its General Partner		in its capacity as the Managing Limited Partner

By:	MPM BioVentures IV LLC,	By:	MPM BioVentures IV LLC,
	its Managing Member		its Managing Member

By:	/s/ Luke Evin	By:	/s/ Luke Evin
	Name: Luke Evnin		Name: Luke Evnin
	Title: Member		Title: Member

MPM ASSET MANAGEMENT INVESTORS BV4 LLC		MPM BIOVENTURES V, L.P.

By:	MPM BioVentures IV LLC	By:	MPM BioVentures V GP LLC,
	its Manager		its General Partner

By:	/s/ Luke Evin	By:	MPM BioVentures V LLC,
	Name: Luke Evnin		its Managing Member
Title: Member

		By:	/s/ Luke Evin
Name: Luke Evnin
Title: Member

MPM ASSET MANAGEMENT INVESTORS BV5 LLC		MPM BIOVENTURES IV GP LLC

By:	MPM BioVentures IV LLC	By:	MPM BioVentures IV LLC,
	its Manager		its Managing Member

By:	/s/ Luke Evin	By:	/s/ Luke Evin
	Name: Luke Evnin		Name: Luke Evnin
	Title: Member		Title: Member

MPM BIOVENTURES IV LLC

By:	/s/ Luke Evin
Name: Luke Evnin
Title: Member

MPM BIOVENTURES V GP LLC		MPM BIOVENTURES V LLC

By:	MPM BioVentures V LLC,	By:	/s/ Luke Evin
	its Managing Member	Name:	Luke Evnin
		Title:	Member
By:	/s/ Luke Evin
Name:	Luke Evnin
Title:	Member

MPM BIO 2014 NVS STRATEGIC FUND, L.P.		MPM BIOVENTURES 2014 NVS STRATEGIC FUND GP LLC

By:	MPM BioVentures 2014 NVS Strategic Fund GP LLC,	By:	MPM BioVentures 2014 LLC,
	its General Partner		its Managing Member

By:	MPM BioVentures 2014 LLC,
	its Managing Member	By:	/s/ Luke Evin
By:	/s/ Luke Evin	Name: Title:	Luke Evnin Managing Director
Name:	Luke Evnin
Title:	Managing Director

MPM BIOVENTURES 2014 LLC
By:	/s/ Luke Evin
Name:	Luke Evnin
Title:	Managing Director
By:	/s/ Luke Evin	By:	/s/ Ansbert Gadicke
	Name: Luke Evnin		Name: Ansbert Gadicke
By:	/s/ Todd Foley
Name: Todd Foley